                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12


                              WACHOVIA CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                              SUNTRUST BANKS, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


   1) Title of each class of securities to which transaction applies:

________________________________________________________________________________


   2) Aggregate number of securities to which transaction applies:

________________________________________________________________________________


   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________


   4) Proposed maximum aggregate value of transaction:

________________________________________________________________________________


   5) Total fee paid:

________________________________________________________________________________

[ ] Fee paid previously with preliminary materials.

________________________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

________________________________________________________________________________

   2) Form, Schedule or Registration Statement No.:

________________________________________________________________________________

   3) Filing Party:

________________________________________________________________________________

   4) Date Filed:

________________________________________________________________________________

THE FOLLOWING IS A PRESS RELEASE ISSUED TODAY BY SUNTRUST BANKS, INC.


                                                                           News
--------------------------------------------------------------------------------
[SUNTRUST LOGO]

CONTACTS:
Investors          Media
Gary Peacock       Barry Koling       George Sard/Debbie Miller/Denise DesChenes
SunTrust           SunTrust           Citigate Sard Verbinnen
404-658-4879       404-230-5268       212-687-8080



For Immediate Release
---------------------

July 31, 2001

           SUNTRUST RECEIVES FTC ANTITRUST CLEARANCE UNDER HART-SCOTT-RODINO ACT FOR NON-BANK ASPECTS OF WACHOVIA MERGER PROPOSAL

ATLANTA, GA - SunTrust Banks, Inc. (NYSE:STI) today announced the waiting period for its proposed merger with Wachovia Corporation (NYSE:WB) under the Hart-Scott-Rodino (HSR) Antitrust Improvements Act of 1976 has expired. The expiration provides antitrust clearance for SunTrust's acquisition of Wachovia's non-bank financial operations, and ends the U.S. Federal Trade Commission's antitrust review of the transaction. The proposed merger remains subject to approval by the Federal Reserve Board.

         L. Phillip Humann, Chairman, President and Chief Executive Officer of SunTrust, said, "This is one more step in advancing SunTrust's merger proposal - a proposal that we believe offers Wachovia shareholders a superior alternative to the First Union/Wachovia transaction. We are far along in the regulatory approval process for a SunTrust/Wachovia combination, and we could begin negotiations with Wachovia's Board immediately, if shareholders vote against the First Union deal on August 3. A mutually beneficial merger of Wachovia and SunTrust could then be voted on by shareholders and completed by the end of November."

         SunTrust Banks, Inc., based in Atlanta, Georgia, is the nation's 9th largest commercial banking organization. The Company provides a wide range of services to meet the financial needs of its growing customer base in Alabama, Florida, Georgia, Maryland, Tennessee, Virginia, and the District of Columbia. Its primary businesses include traditional deposit and credit services as well as trust and investment services. Through various subsidiaries the Company provides credit cards, mortgage banking, insurance, brokerage and investment services. SunTrust's Internet address is www.suntrust.com

                                      # # #

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, (i) statements about the benefits of a merger between SunTrust and Wachovia Corporation, including future financial and operating results, cost savings and accretion to reported and cash earnings that may be realized from such merger; (ii) statements with respect to SunTrust's plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets", "projects" and similar expressions. These statements are based upon the current beliefs and expectations of SunTrust's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of SunTrust and Wachovia may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption, including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers, may be greater than expected following the merger; (5) the regulatory approvals required for the merger may not be obtained on the proposed terms or on the anticipated schedule; (6) the failure of SunTrust's and Wachovia's stockholders to approve the merger; (7) competitive pressures among depository and other financial institutions may increase significantly and may have an effect on pricing, spending, third-party relationships and revenues; (8) the strength of the United States economy in general and the strength of the local economies in which the combined company will conduct operations may be different than expected, resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on the combined company's loan portfolio and allowance for loan losses; (9) changes in the U.S. and foreign legal and regulatory framework; and (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the combined company's capital markets and asset management activities. Additional factors that could cause SunTrust's results to differ materially from those described in the forward-looking statements can be found in SunTrust's reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available at the SEC's Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to SunTrust or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. SunTrust does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

On May 14, 2001, SunTrust delivered a merger proposal to the Board of Directors of Wachovia. Subject to future developments, SunTrust intends to file with the SEC a registration statement at a date or dates subsequent hereto to register the SunTrust shares to be issued in its proposed merger with Wachovia. Investors and security holders are urged to read the registration statement (when available) and any other relevant documents filed or to be with the SEC, as well as any amendments or supplements to those documents, because they contain (or will contain) important information. Investors and security holders may obtain a free copy of the registration statement (when available) and such other documents at the SEC's Internet web site at www.sec.gov. The registration statement (when available) and such other documents may also be obtained free of charge from SunTrust by directing such request to: SunTrust Banks, Inc., 303 Peachtree Street, N.E., Atlanta, GA 30308, Attention: Gary Peacock (404-658-4753).